VAL CAP MID CAP FUND
                             VAL CAP SMALL CAP FUND

                         Each an Investment Portfolio of

                            VALENZUELA CAPITAL TRUST

                       Statement of Additional Information

                                January 28, 2002
                              Revised July 17, 2002

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Valenzuela Capital Trust dated January 28, 2002, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Valenzuela Capital Trust at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling toll free 1-877-309-9062.


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ........................    2

NET ASSET VALUE ...........................................................    8

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................    9

SPECIAL SHAREHOLDER SERVICES ..............................................    9

MANAGEMENT OF THE TRUST ...................................................   11

INVESTMENT ADVISER ........................................................   13

PORTFOLIO TRANSACTIONS ....................................................   14

OTHER SERVICE PROVIDERS ...................................................   15

GENERAL INFORMATION .......................................................   18

ADDITIONAL TAX INFORMATION ................................................   19

PERFORMANCE INFORMATION ...................................................   20

FINANCIAL STATEMENTS ......................................................   22

                       STATEMENT OF ADDITIONAL INFORMATION

                            VALENZUELA CAPITAL TRUST


     Valenzuela Capital Trust (the "Trust") is an open-end management investment company which currently offers two separate and diversified investment portfolios, the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund (collectively, the "Funds" and each individually, a "Fund"). The Trust was organized and its Certificate of Trust was filed with the State of Delaware on June 22, 1999.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVES

     The Val Cap Mid Cap Fund's objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Val Cap Small Cap Fund's objective is capital appreciation primarily through investments in common stocks of small-capitalization companies.

      ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

CONVERTIBLE SECURITIES

     The Funds may invest in convertible securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.

FOREIGN SECURITIES

     The Funds may invest up to 20% of their total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Since foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell portfolio securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The conversion of the eleven member states of the European Union to a common currency, the "euro," occurred on January 1, 1999. As a result of the conversion, securities issued by the member states are subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to currencies other than the euro; the maintenance of exchange rates for currencies that were converted into the euro; the fluctuation of the euro relative to other currencies; whether the interest rate, tax and labor regimes of European countries participating in the EU will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     The Funds may acquire foreign securities only when the Adviser believes that the risks associated with such investments are minimal relative to those of securities of domestic issuers.

     For many foreign securities, U.S. dollar-denominated American Depository Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

     Generally unsponsored ADRs and EDRs require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

OPTIONS TRADING

     Each of the Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

     Each Fund also may purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

BORROWING MONEY

     Borrowing for the purpose of purchasing securities is a practice known as "leverage." This practice involves special risks and is considered a speculative investment technique. Leverage exists when a Fund incurs borrowings or other liabilities to enable it to purchase and hold investment positions in an amount that exceeds the Fund's capital base. Leverage creates the risk of magnified capital losses which occur when the additional investments purchased by using leverage decline in value because, in such cases, a Fund's losses will be greater than if it did not borrow money to purchase investments. Borrowing involves the creation of a liability that requires the Funds to pay interest.

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. So long as a Fund is able to realize a net return on the additional investments purchased by using leverage that is higher than the interest expense incurred, leverage will result in higher investment returns to the Fund than if the Fund were not leveraged. On the other hand, Changes in securities prices could cause the relationship between the cost of leveraging and the return to change so that rates involved in the leveraging arrangement may substantially increase relative to the return on the securities in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if a

Fund's current investment income were not sufficient to meet the interest expense of leverage, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

     During the coming year, each Fund does not intend to borrow money for leveraging purposes, but may borrow up to 20% of its net assets to maintain necessary liquidity to make payments for redemptions of Fund shares; provided that the Funds will not purchase any additional investments while such borrowings are outstanding.

MONEY MARKET MUTUAL FUNDS

     Each of the Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that a Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Notwithstanding the foregoing percentage limitations, a Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in securities of money market mutual funds.

COMMERCIAL PAPER

     Commercial   paper  consists  of  unsecured   promissory  notes  issued  by
corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.

     The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Funds also may invest in Canadian commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation and Europaper.

ILLIQUID SECURITIES

     Each Fund may purchase illiquid securities, but will not do so if as a result more than 15% of a Fund's net assets would be invested in those securities. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Funds' investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.



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


     A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Funds may invest similar to the Securities Act of 1933 requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities. During the coming year, each Fund does not intend to invest more than 5% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS

     The Funds may purchase securities subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Funds' Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund holding the obligation will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act of 1940 (the "1940 Act").

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each of the Funds may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, each Fund is subject to the following investment restrictions, which may be changed with respect to a particular Fund by the Trustees without the vote of shareholders.

     Neither Fund may:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     3. Purchase securities of companies for the purpose of exercising control.

     4.   Purchase or sell real estate or commodities.

     Unless stated otherwise, if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund's investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. For the fiscal years ended September 30, 2001 and 2000, the portfolio turnover rates for the Val Cap Mid Cap Fund were 183% and 272%, respectively, and the portfolio turnover rates for the Val Cap Small Cap Fund were 143% and 210%, respectively.

                                 NET ASSET VALUE

     The net asset value of each Fund is determined and the shares of each Fund are priced as of the close of trading on each day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     For purposes of computing the net asset value of each Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Options traded on national securities exchanges are valued at the last sale price as of the time of computation of net asset value per share. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are offered for sale on a continuous basis. Shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order in proper form.

     The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.

     The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but they have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Funds. In this event, the securities would be valued in the same manner as a Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are included in the Application or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see
"Selling Your Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-309-9062, or by writing to:

                            Valenzuela Capital Trust
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "Selling Your Shares" in the Prospectus); and (5) any
additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Funds' shareholders. The initial Trustees were elected by Valenzuela Capital Partners LLC as the initial shareholder of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices. The Trustees and officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:


NAME, AGE AND                                     POSITION WITH THE         PRINCIPAL OCCUPATIONS
ADDRESS                                           TRUST                     DURING PAST 5 YEARS
                                                                            AND OTHER AFFILIATIONS
Robert J. Adler*                                  President and             Managing Director of AMIC Distribution Partners,
225 West 34th Street, Suite 918                   Trustee                   Inc.; from April 2001 to April 2002, President of
New York, New York 10122                                                    Voyager Advisors, LLC; prior to September 2000,
Age 46                                                                      President of Northstar Distrivbutors, Inc. (a mutual
                                                                            fund distributor)


Hendrik J. Laverge*                               Vice President            Consultant to VCP; Managing Director of AMIC
225 West 34th Street, Suite 918                   and Trustee               Distribution Partners, Inc.;  Managing Director of
New York, New York 10122                                                    Frick Wellington & Laverge; from 1997 to 2000, COO
Age 61                                                                      and Managing Director of VCP; from 1995 to 1997,
                                                                            founding  Managing  Director of Concordia
                                                                            Agritrading  Pte.  Ltd. (commodity trading and
                                                                            financial services); President of the Leiden
                                                                            University Fund (USA) Inc.; Director of Aredin
                                                                            International Ltd.

Thomas M. Valenzuela*                             Chairman and              President and Chief Investment Officer of VCP.
1270 Avenue of the Americas                       Trustee
New York, New York 10020
Age 48

Stephen D. Gresham+                               Trustee                   Executive Vice President and Chief Sales &
56 Prospect Street                                                          Marketing Officer of Phoenix Investment Partners,
Hartford, Connecticut 06115                                                 Ltd. (a registered investment adviser); formerly,
Age 41                                                                      principal of The Gresham Company, LLC
                                                                            (consulting firm); Director of the Institute for
                                                                            Investment Management Consultants; Member of
                                                                            The Editorial Board and the Marketing Practices
                                                                            Committee of the National Association for
                                                                            Variable Annuities.



                                      -11-

Clinton J. Kendrick+                              Trustee                   From March 2000 until October 2001, an Executive
465 Long Ridge Road                                                         Director of Shearman & Sterling (a law firm); prior
Bedford, New York 10506                                                     to June 1999, co-founder, Chairman and CEO of
Age 58                                                                      Matrix Global Investments, Inc. (a private equity firm).


Jonathan H. Kagan+                                Trustee                   Managing Director of Centre Partners
30 Rockefeller Plaza, 50th Floor                                            Management, LLC (investment manager);
New York, New York 10020                                                    Managing Director of Corporate Advisers, LP;
Age 46                                                                      Director of Lazard Freres & Co. LLC; Director of
                                                                            Firearms Training Systems, Inc. and Staff Leasing,
                                                                            Inc.

Agnes M. Mullady+                                 Trustee                   Controller of The Reserve Funds (registered
1250 Broadway                                                               investment companies) and Reserve Management
New York, New York 10001                                                    Corp. and affiliated companies; prior to July 2000,
Age 43                                                                      Vice President and Treasurer of The Northstar Funds
                                                                            (registered investment companies) and an officer of
                                                                            Northstar Investment Management Corp. and
                                                                            affiliated companies).

Robert G. Dorsey                                  Vice President            Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                              Solutions, LLC (a registered transfer agent) and
Cincinnati, Ohio 45246                                                      Ultimus Fund Distributors (a registered broker-
Age 45                                                                      dealer); prior to March 1999, President of
                                                                            Countrywide Fund Services, Inc. (a mutual fund
                                                                            services company).

Mark J. Seger                                     Treasurer                 Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230                                              LLC and Ultimus Fund Distributors, LLC; prior
Cincinnati, Ohio 45246                                                      to March 1999, First Vice President of Countrywide
Age 40                                                                      Fund Services, Inc.

Theresa Minogue                                   Assistant Treasurer       Vice President and Mutual Fund Controller
135 Merchant Street, Suite 230                                              of Ultimus Fund Solutions, LLC; prior to
Cincinnati, Ohio 45246                                                      September 2000, Vice President of Integrated
Age 32                                                                      Fund Services, Inc. (a mutual fund services
                                                                            company).

Robert B. Van Grover                              Secretary                 Attorney with Seward & Kissel LLP
Seward & Kissel LLP                                                         (a law firm)
One Battery Park Plaza
New York, New York 10004
Age 43

John F. Splain                                    Assistant Secretary       Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230                                              LLC and Ultimus Fund Distributors, LLC; prior
Cincinnati, Ohio 45246                                                      to March 1999, First Vice President and
Age 45                                                                      Secretary of Countrywide Fund Services, Inc.
                                                                            and affiliated companies.

*    Messrs.  Adler,  Laverge  and  Valenzuela,  as  affiliated  persons  of the Adviser, are "interested persons" of the Trust, as defined in the 1940 Act.

+    Member of the Audit Committee, which oversees the Trust's accounting and financial  reporting policies and the  independent  audit of its financial statements.



     Each Trustee who is not an affiliated person of the Adviser receives an annual retainer of $1,000 for services as a Trustee to the Trust, plus a fee of $250 for each Board meeting attended. Trustees are reimbursed for expenses incurred in attending such meetings. The table below sets forth the compensation paid to each of the Trustees of the Trust during the fiscal year ended September 30, 2001. Ms. Mullady is not included in the table because she was not elected as a Trustee until the current fiscal year.


                                               Pension         Annual     Total Compensation
Name of Trustee              Compensation      Benefits       Benefits    Paid to Trustee
---------------              ------------      --------       --------    ---------------
Robert J. Adler                  None            None           None             None

Hendrick J. Laverge              None            None           None             None

Thomas M. Valenzuela             None            None           None             None

Darlene De Remer               $1,250            None           None           $1,250
    (former Trustee)

Stephen D. Gresham             $1,750            None           None           $1,750

Clinton J. Kendrick            $2,000            None           None           $2,000

Jonathan H. Kagan              $2,000            None           None           $2,000


PRINCIPAL SHAREHOLDERS

     As of January 1, 2002, Valenzuela Capital Partners LLC and Thomas M. Valenzuela owned 46.3% and 53.7%, respectively, of the outstanding shares of the Val Cap Mid Cap Fund, and Valenzuela Capital Partners LLC owned all of the outstanding shares of the Val Cap Small Cap Fund. Valenzuela Capital Partners LLC and Thomas M. Valenzuela may be deemed to control the Funds as of that date.

                               INVESTMENT ADVISER

     Valenzuela Capital Partners LLC (the "Adviser"), 1270 Avenue of the Americas, Suite 508, New York, New York 10020, serves as investment adviser to the Funds under an investment advisory agreement dated as of October 1, 1999 (the "Advisory Agreement"). The Adviser, founded in 1989, is a registered investment adviser that manages in excess of $1 billion in assets as of December 31, 2001, primarily through institutional accounts. Subject to the Funds' respective investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund's portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds' investment programs.

     For these services, each Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to waive a portion of its advisory fees or to reimburse each Fund's operating expenses to the extent necessary so that each Fund's operating expenses do not exceed an amount equal to 1.45% annually of its average net assets. This expense limitation agreement remains in effect until at least October 1, 2011. Certain fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that no such repayment will be made by the Fund after October 1, 2004. During the fiscal years ended September 30, 2001 and 2000, the fees payable to the Adviser as calculated under the Advisory Agreement were $1,173 and $812, respectively, for the Val Cap Mid Cap Fund and $628 and $477, respectively, for the Val Cap Small Cap Fund; however, in order to meet its commitments under the expense limitation agreement described above, the Adviser waived all of its fees with respect to such fiscal years. As of September 30, 2001, the amount of waived fees and reimbursed expenses (which includes $100,000 of organizational costs for each Fund) that may be recouped by the Adviser in the future, pursuant to the expense limitation agreement, is $321,686 for the Val Cap Mid Cap Fund and $319,058 for the Val Cap Small Cap Fund.

     Unless sooner terminated, the Advisory Agreement shall continue in effect with respect to each Fund until October 1, 2002, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons (as defined in the 1940 Act) of any of these parties, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable as to a Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Adviser. The Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund and which brokers are eligible to execute such Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

     While the Adviser  generally seeks competitive  commissions,  the Funds may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

     During the fiscal years ended September 30, 2001 and 2000, the Val Cap Mid Cap Fund paid brokerage commissions of $1,055 and $1,002, respectively, and the Val Cap Small Cap Fund paid brokerage commissions of $391 and $480, respectively.

     Investment decisions for each Fund in the Trust are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

     As of September 30, 2001, the Val Cap Small Cap Fund owned common stock (the market value of which was $1,815) issued by the parent company of Jefferies & Company, Inc., one of the Trust's "regular broker-dealers" as defined in the 1940 Act.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR AND FUND ACCOUNTANT

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator and Fund Accountant to the Trust pursuant to service agreements dated as of December 29, 1999 (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Funds;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds' Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;

     -- monitors compliance of the Funds' operation with the 1940 Act and with its investment policies and limitations;

     -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Funds as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder); and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

     Ultimus receives fees from each Fund for its services as Administrator and Fund Accountant, and expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the combined average daily net assets of the Funds up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $3,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of a Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. During the fiscal years ended September 30, 2001 and 2000, Ultimus received fees of $15,750 and $6,375, respectively, from each of the Funds in its capacity as Administrator, and $28,500 and $17,000, respectively, from each of the Funds in its capacity as Fund Accountant.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until December 29, 2002 and, unless otherwise terminated as provided in the Service Agreements, shall be renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

TRANSFER AGENT

     Ultimus also serves as transfer agent to the Trust pursuant to a Transfer Agent and Shareholder Servicing Agreement dated as of February 1, 2002.

     As transfer agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains shareholder records for the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. The Fee payable to Ultimus as transfer agent is at the annual rate of $18 per shareholder account, subject to a minimum fee of $1,500 per month with respect to each Fund.

     Prior to February 1, 2002, Unified Fund Services, Inc. served as the Funds' transfer agent.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services dated February 1, 2002.

     Prior to February 1, 2002, Unified Financial Securities, Inc. served as the Funds' principal underwriter.

CUSTODIAN

     The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as Custodian to the Trust pursuant to a Custody Agreement dated as of October 1, 1999. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT AUDITORS

     The Trust has selected Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending September 30, 2002.

TRUST COUNSEL

     The Trust has selected Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, to serve as counsel for the Trust.


                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Delaware law on June 22, 1999. The governing document of the Trust (the "Trust Instrument") authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Funds, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

DISTRIBUTION ARRANGEMENTS

     The Funds have adopted a plan under Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") to permit the Funds to pay distribution expenses to defray expenses associated with the distribution of their shares. Under the Rule 12b-1 Plan, the Funds may pay distribution fees for advertising, printing, and mailing of prospectuses to other than current shareholders, compensation to broker-dealers and other financial intermediaries, compensation to sales personnel, printing of sales literature, travel, entertainment, due diligence, and other promotional expenses. The Funds do no currently pay distribution expenses under the Rule 12b-1 Plan. The Adviser may from time to time from its own resources make payments for distribution expenses to brokers or other persons for their distribution services.

TRUSTEE LIABILITY

     The Trust Instrument provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

                           ADDITIONAL TAX INFORMATION

     Each Fund has qualified, and intends to continue to qualify, as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Funds of liability for federal income taxes to the extent their net investment income and net realized capital gains are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations. To qualify as a RIC, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Funds showing their average annual total return and aggregate total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. For the period since inception of the Funds (October 2, 1999) through September 30, 2001, the aggregate total return of the Val Cap Mid Cap Fund was 59.11% and the aggregate total return of the Val Cap Small Cap Fund was 57.20%

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. For periods ended September 30, 2001, the average annual total returns of each Fund are as follows:

              Val Cap Mid Cap Fund
              --------------------
               One Year                                    2.92%
               Since Inception (10/2/1999)                26.14%

              Val Cap Small Cap Fund
              ----------------------
               One Year                                   -1.63%
               Since Inception (10/2/1999)                25.38%

PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Funds to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

     Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc. respectively: Lowest, Below Average, Neutral, Above Average and Highest.


                              FINANCIAL STATEMENTS

     The financial statements of the Funds are incorporated herein by reference to the audited annual report of the Funds dated September 30, 2001.

                            VALENZUELA CAPITAL TRUST


                                  ANNUAL REPORT
                               FOR THE YEAR ENDING
                               SEPTEMBER 30, 2001








                              VAL CAP MID CAP FUND

                             VAL CAP SMALL CAP FUND

                            VALENZUELA CAPITAL TRUST
                           VAL CAP FUNDS FOR INVESTORS

                ANNUAL REPORT FOR YEAR ENDING SEPTEMBER 30, 2001


CHAIRMAN'S LETTER

Having achieved a two-year record, both the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund continue to outperform their respective style benchmarks since inception of the Funds.

After a strong close for 2000, the new calendar year brought a weakness in the capital markets. We saw a classic cleansing of economic excesses, which usually takes two or three quarters to flush out. The economy began responding in the second quarter, as excess inventories were being reduced, fixed costs were being lowered and capital spending budgets were being reined in. Even the Federal Reserve performed its role in maintaining adequate liquidity to keep the economy rolling and inflation low. Everything changed on September 11th, 2001.

In the wake of this barbarous event, we go forward with continued diligence in the long-term management of the Val Cap Fund portfolios. The uncertain political environment is creating a lack of near-term clarity for the financial markets, but we are confident in the resilience of the U.S. economy.

In recent years, the markets have become more volatile. We all know that the markets have trended upwards during this market cycle. What may be less obvious is the volatility which has accompanied that trend. In fact, the annual standard deviation of monthly returns for the S&P 500 has tripled since 1995. According to academic studies, the volatility of individual stocks and industry groups has increased even more. While we expect that the general direction of the market will continue to be up, investors must be cognizant that in any single month, quarter or even year, volatility of performance returns may remain higher than we have seen historically.

We remain anchored to our investment disciplines: identifying value, assessing risk and evaluating opportunity. We will be defensive should the market's volatility continue. However, we believe the underlying fundamental U.S. economy is sound, and the fundamentals will drive the markets long term. We remain confident in our small cap and mid cap value space, and look forward to strong performance during the next several years.



                                                   Thomas M. Valenzuela
                                                   Chairman

PORTFOLIO COMMENTARY
Val Cap Mid Cap Fund

The Fund returned 2.92% for the year ending September 30, 2001, as compared to a loss of 0.02% for the Russell Midcap Value Index, its style benchmark. The Standard & Poor's 500 Index, representing the overall U.S. equity markets, declined 26.62% for the same period.

Stock selection in the Fund was very good, especially in Health Care and Financials. The largest gains for the period were achieved in Health Care, where the portfolio continues to be overweighted relative to the benchmark. Performance was due primarily to Apria Healthcare (home healthcare services) and Tenet Healthcare (the nation's second largest hospital company). An overweighted position was also maintained in Financials, focusing on holdings that can benefit from the lower interest rate structure (regional banks and institutions that can take advantage of a refinancing boom). Winners include Washington Mutual, a savings and loan expanding beyond its Pacific Northwest region, and Doral Financial, a diversified financial services company operating in Puerto Rico and New York. Gains in Dime Bancorp were further enhanced as the company is being acquired. Additional top-performing stocks in this group include USA Education (student loan financing programs), and Everest Re (property and casualty reinsurance).

Capital Goods was also a strong sector for the Fund as defense contractor Alliant Techsystems was the top-performing stock in the portfolio for the twelve months. Quaker Oats Company benefited by PepsiCo's acquisition announcement, and the price of JC Penney benefited from the valuation of its Eckerd Drug business.

The poorest performing sector for the Fund was Technology, as the market saw overall declines in this group. Specific hits were taken in Agere Systems, which saw a steep drop-off in demand for semiconductor products used in telecommunications gear, and Cabletron, as the shrinking capital markets caused the company to shelf restructuring plans.

Market performance for the period was sluggish even before the September decline. We had repositioned the portfolio for a troughing economy, but additional tactical shifts were made into high quality companies with attractive valuations. We are aggressively seeking high quality companies which have returned to reasonable valuations on a Price/Earnings and Price/Book basis. We trust that our disciplined investment process will continue to reward the Fund's shareholders.



                                                   Thomas M. Valenzuela
                                                   Portfolio Manager

                                      VAL CAP MID CAP FUND
                  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                       VAL CAP MID CAP FUND AND THE RUSSELL MIDCAP VALUE INDEX
=====================================================================================================
[GRAPHIC OMITTED]

             VAL CAP MID CAP FUND                                 RUSSELL MIDCAP VALUE INDEX

                                 $10,000                                                $10,000
    10/31/1999                   $10,000                     10/31/1999       3.34%     $10,334
    12/31/1999         7.30%     $10,730                     12/31/1999       0.79%     $10,416
     3/31/2000        26.84%     $13,610                      3/31/2000       1.01%     $10,521
     6/30/2000         4.19%     $14,180                      6/30/2000      -1.68%     $10,344
     9/30/2000         9.03%     $15,460                      9/30/2000       9.65%     $11,343
    12/31/2000        13.84%     $17,599                     12/31/2000       9.44%     $12,414
     3/31/2001        -7.34%     $16,307                      3/31/2001      -3.53%     $11,975
     6/30/2001         4.64%     $17,064                      6/30/2001       7.05%     $12,819
     9/30/2001        -6.75%     $15,911                      9/30/2001     -11.55%     $11,339

========================================
         VAL CAP MID CAP FUND
     AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED SEPTEMBER 30, 2001)

                    SINCE
    1 YEAR        INCEPTION*
    ------        ---------
     2.92%          26.14%
========================================



*From commencement of operations (October 2, 1999)

PORTFOLIO COMMENTARY
Val Cap Small Cap Fund

The Fund declined 1.63% for the year ending September 30, 2001, as compared to a gain of 5.60% for the Russell 2000 Value Index, its style benchmark. The Russell 2000 Index, representing overall small capitalization stocks in the U.S. equity markets, declined 21.20% for the same period.

Stock  selection  in the Fund was  good,  especially  in Health  Care  where the portfolio was overweighted relative to the benchmark. Performance is attributable to Apria Healthcare (home healthcare services), Perrigo (generic pharmaceuticals), Henry Schein and Owens & Minor (medical products). Energy also produced solid returns for the Fund, led by Cabot Oil & Gas and Global Industries. Additional gains were made in defense contractor Alliant Techsystems, Woodward Governor, which makes engine control systems, and Houghton Mifflin, which was acquired by Vivendi Universal SA.

The portfolio was underweighted in Financials, but gains were made in most stocks, particularly Everest Re Group (property and casualty reinsurance) and Doral Financial (diversified financial services in Puerto Rico and New York). Despite this strength, the Fund underperformed the benchmark in this sector, partially due to the benchmark's heavy weighting in REIT's which were strong for the twelve months. A position in WIT Soundview also affected Fund performance due to slowing in the company's technology-focused investment banking business.

The poorest performing sector for the Fund was Technology, as the market saw overall declines in this group. Offsetting the losses in this group was a significant gain from the acquisition of Objective Systems Integrator by Agilent Technologies.

Before September 11th, we were properly positioned for a troughing economy, underweighted in consumer cyclicals and overweighted in consumer staples. With the trends now exacerbated for the foreseeable future, we have thus far maintained these positions but with a reduction in technology. We had reduced holdings in the consumer cyclical companies and their suppliers, and added consumer staple companies which provide for the daily needs of consumers. We also made a shift in financials, reducing holdings in companies likely to feel the sting of lower economic activity, and increasing holdings that can benefit from the lower interest rate structure. We are aggressively seeking high quality smaller companies which have reasonable valuations on a Price/Earnings and Price/Book basis. We trust that our disciplined investment process will continue to reward the Fund's shareholders.

                                                   Steven I. Margulies
                                                   Portfolio Manager

                                       VAL CAP SMALL CAP FUND
                   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                      VAL CAP SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX
=====================================================================================================
[GRAPHIC OMITTED]


             VAL CAP SMALL CAP FUND                               RUSSELL 2000 VALUE INDEX

                                 $10,000                                                $10,000
    10/31/1999                   $10,000                     10/31/1999      -1.28%      $9,872
    12/31/1999         8.70%     $10,870                     12/31/1999       3.61%     $10,228
     3/31/2000        23.18%     $13,390                      3/31/2000       3.82%     $10,619
     6/30/2000         6.95%     $14,320                      6/30/2000       1.95%     $10,826
     9/30/2000        11.59%     $15,980                      9/30/2000       7.34%     $11,621
    12/31/2000        10.62%     $17,676                     12/31/2000       8.11%     $12,563
     3/31/2001        -7.65%     $16,325                      3/31/2001       0.97%     $12,685
     6/30/2001        11.04%     $18,127                      6/30/2001      11.64%     $14,161
     9/30/2001       -13.28%     $15,720                      9/30/2001     -13.34%     $12,273

========================================
       VAL CAP SMALL CAP FUND
     AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDED SEPTEMBER 30, 2001)

                    SINCE
    1 YEAR        INCEPTION*
    ------        ---------
    -1.63%          25.38%
========================================


*From commencement of operations (October 2, 1999)


                            VALENZUELA CAPITAL TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

                                                                               VAL CAP              VAL CAP
                                                                               MID CAP             SMALL CAP
                                                                                 FUND                 FUND
                                                                              ---------            ---------
Assets
      Investments in securities at market value (identified cost
          $139,325 and $69,380, respectively)(Note 1)                         $ 158,279            $ 74,905
      Dividends and interest receivable                                              99                  42
      Receivable for securities sold                                              --                  5,619
      Receivable from Adviser                                                       142                 127
                                                                              ---------            ---------
                Total Assets                                                    158,520              80,693
                                                                              ---------            ---------

LIABILITIES
      Payable for securities purchased                                            7,067               2,068
                                                                              ---------            ---------
NET ASSETS                                                                    $ 151,453            $ 78,625
                                                                              =========            =========

Net assets consist of:
      Paid-in capital                                                         $ 122,270            $ 68,577
      Undistributed net investment income                                         1,200                 454
      Accumulated net realized gains from security transactions                   9,029               4,069
      Net unrealized appreciation on investments                                 18,954               5,525
                                                                              ---------            ---------
                                                                              $ 151,453            $ 78,625
                                                                              =========            =========

Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value)                                               11,082               6,437
                                                                              =========            =========

Net asset value, offering price and redemption price per share (Note 1)       $   13.67            $  12.21
                                                                              =========            =========



                See accompanying notes to financial statements.


                            VALENZUELA CAPITAL TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                               VAL CAP              VAL CAP
                                                                               MID CAP             SMALL CAP
                                                                                 FUND                 FUND
                                                                              ---------            ---------
INVESTMENT INCOME
Dividends                                                                      $  1,194            $    356
Interest                                                                            461                 208
                                                                              ---------            ---------
Total Investment Income                                                           1,655                 564
                                                                              ---------            ---------
EXPENSES
Fund accounting fees (Note 3)                                                    28,500              28,500
Registration and filing fees                                                     21,835              19,935
Administration fees (Note 3)                                                     15,750              15,750
Shareholder services and transfer agent fees                                     15,000              14,700
Custodian fees                                                                   10,242              10,542
Professional fees                                                                10,300              10,300
Printing of shareholder reports                                                   9,686               9,686
Trustees fees and expenses                                                        5,750               5,750
Insurance expense                                                                 4,600               4,600
Pricing fees                                                                      1,146               1,334
Advisory fees (Note 3)                                                            1,173                 628
Other expenses                                                                    2,222               2,222
                                                                              ---------            ---------
Total Expenses                                                                  126,204             123,947
Less fees waived and expenses reimbursed by the Adviser (Note 3)               (126,204)           (123,947)
                                                                              ---------            ---------
Net Expenses                                                                       --                  --
                                                                              ---------            ---------
NET INVESTMENT INCOME                                                             1,655                 564
                                                                              ---------            ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                                     9,029               4,256
Net change in unrealized appreciation/depreciation on investments                (6,400)             (6,071)
                                                                              ---------            ---------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS                         2,629              (1,815)
                                                                              ---------            ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $  4,284            $ (1,251)
                                                                              =========            =========


                See accompanying notes to financial statements.


                            VALENZUELA CAPITAL TRUST
                              VAL CAP MID CAP FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR               PERIOD
                                                                               ENDED                ENDED
                                                                              SEPT. 30,            SEPT. 30,
                                                                                2001                2000 (a)
                                                                              ---------            --------

FROM OPERATIONS
Net investment income                                                          $  1,655            $  1,463
Net realized gains from security transactions                                     9,029              20,352
Net change in unrealized appreciation/depreciation on investments                (6,400)             25,354
                                                                              ---------            --------
Net increase in net assets from operations                                        4,284              47,169
                                                                              ---------            --------

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                       (1,918)               --
From net realized gains from security transactions                              (20,352)               --
                                                                              ---------            --------
Net decrease in net assets from distributions to shareholders                   (22,270)               --
                                                                              ---------            --------

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                                          --                50,000
Net asset value of shares issued in reinvestment of distributions
to shareholders                                                                  22,270                --
                                                                              ---------            --------
Net increase in net assets from capital share transactions                       22,270              50,000
                                                                              ---------            --------

TOTAL INCREASE IN NET ASSETS                                                      4,284              97,169

NET ASSETS
Beginning of period                                                             147,169              50,000
                                                                              ---------            --------
End of period                                                                  $151,453            $147,169
                                                                              =========            ========

UNDISTRIBUTED NET INVESTMENT INCOME                                            $  1,200            $  1,463
                                                                              =========            ========

SUMMARY OF FUND SHARE ACTIVITY:
Shares sold                                                                        --                 4,521
Shares reinvested                                                                 1,561                --
                                                                              ---------            --------
Net increase in shares outstanding                                                1,561               4,521
Shares outstanding, beginning of period                                           9,521               5,000
                                                                              ---------            --------
Shares outstanding, end of period                                                11,082               9,521
                                                                              =========            ========


(a)  From commencement of operations (October 2, 1999).



                See accompanying notes to financial statements.


                            VALENZUELA CAPITAL TRUST
                             VAL CAP SMALL CAP FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR                 PERIOD
                                                                               ENDED                 ENDED
                                                                              SEPT. 30,            SEPT. 30,
                                                                                2001                2000 (a)
                                                                              ---------            ---------

FROM OPERATIONS
Net investment income                                                          $    564            $    738
Net realized gains from security transactions                                     4,256              17,542
Net change in unrealized appreciation/depreciation on investments                (6,071)             11,596
                                                                              ---------            --------
Net increase (decrease) in net assets from operations                            (1,251)             29,876
                                                                              ---------            --------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                         (848)               --
From net realized gains from security transactions                              (17,729)               --
                                                                              ---------            --------
Net decrease in net assets from distributions to shareholders                   (18,577)               --
                                                                              ---------            --------

FROM CAPITAL SHARE TRANSACTIONS
Net asset value of shares issued in reinvestment of distributions
to shareholders                                                                  18,577                --
                                                                              ---------            --------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (1,251)             29,876

NET ASSETS
Beginning of period                                                              79,876              50,000
                                                                              ---------            --------
End of period                                                                  $ 78,625            $ 79,876
                                                                              =========            ========

UNDISTRIBUTED NET INVESTMENT INCOME                                            $    454            $    738
                                                                              =========            ========

SUMMARY OF FUND SHARE ACTIVITY:
Shares reinvested                                                                 1,437                --
Shares outstanding, beginning of period                                           5,000               5,000
                                                                              ---------            --------
Shares outstanding, end of period                                                 6,437               5,000
                                                                              =========            ========


(a)  From commencement of operations (October 2, 1999).



                See accompanying notes to financial statements.


                                               VALENZUELA CAPITAL TRUST
                                                 FINANCIAL HIGHLIGHTS
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                      VAL CAP MID CAP FUND                 VAL CAP SMALL CAP FUND
                                                                -------------------------------         --------------------------
                                                                     YEAR              PERIOD               YEAR         PERIOD
                                                                     ENDED             ENDED                ENDED         ENDED
                                                                   SEPT. 30,         SEPT. 30,            SEPT. 30,     SEPT. 30,
                                                                     2001             2000 (a)              2001         2000 (a)
                                                                  -----------       -----------          ----------    -----------

PER SHARE DATA

Net asset value at beginning of period                          $     15.46         $     10.00         $    15.98     $    10.00
                                                                -----------         -----------         ----------     ----------

Income from investment operations:
Net investment income                                                  0.13                0.15               0.05           0.15
Net realized and unrealized gains (losses) on investments              0.40                5.31              (0.14)          5.83
                                                                -----------         -----------         ----------     ----------
Total from investment operations                                       0.53                5.46              (0.09)          5.98
                                                                -----------         -----------         ----------     ----------

Less distributions:
Distributions from net investment income                              (0.18)               --                (0.13)          --
Distributions from net realized gains                                 (2.14)               --                (3.55)          --
                                                                -----------         -----------         ----------     ----------
Total distributions                                                   (2.32)               --                (3.68)          --
                                                                -----------         -----------         ----------     ----------

Net asset value at end of period                                $     13.67         $     15.46         $    12.21     $    15.98
                                                                ===========         ===========         ==========     ==========

TOTAL RETURN                                                           2.92%              54.60%            -1.63%          59.80%
                                                                ===========         ===========         ==========     ==========

Net assets at end of period                                     $   151,453         $   147,169         $   78,625     $   79,876
                                                                ===========         ===========         ==========     ==========


Ratio of expenses to average net assets:
Before expense reimbursement and waived fees                          80.71%              89.12%            148.05%        151.02%
After expense reimbursement and waived fees                            0.00%               0.00%              0.00%          0.00%

Ratio of net investment income to average net assets:
Before expense reimbursement and waived fees                         -79.65%             -87.75%           -147.37%       -149.85%
After expense reimbursement and waived fees                            1.06%               1.37%              0.67%          1.17%

Portfolio turnover rate                                                 183%                272%               143%           210%



(a) From commencement of operations (October 2, 1999).

                See accompanying notes to financial statements.

                VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 91.7%
                          BASIC MATERIALS - 2.3%
                 125      International Flavors and Fragrances, Inc.            $       3,461
                                                                                --------------

                          CAPITAL GOODS -7.5%
                  90      Alliant Techsystems, Inc. (a)                                 7,704
                 105      Raytheon Co.                                                  3,649
                                                                                --------------
                                                                                       11,353
                                                                                --------------

                          CONSUMER CYCLICALS - 4.9%
                  80      J.C. Penny Co., Inc.                                          1,752
                 115      Reebok International Ltd. (a)                                 2,381
                  60      Whirlpool Corporation                                         3,321
                                                                                --------------
                                                                                        7,454
                                                                                --------------

                          CONSUMER STAPLES - 5.6%
                 245      Supervalu, Inc.                                               4,956
                 190      Walt Disney Co. (The)                                         3,538
                                                                                --------------

                                                                                        8,494
                                                                                --------------

                          ENERGY - 2.7%
                 250      Ocean Energy, Inc. (a)                                        4,075
                                                                                --------------

                          FINANCIAL SERVICES - 44.4%
                 130      ACE, Ltd.                                                     3,753
                  75      Capital One Financial Corporation                             3,452
                 300      Charles Schwab Corporation (The)                              3,450
                  95      Countrywide Credit Industries, Inc.                           4,173
                 160      Dime Bancorp, Inc.                                            6,291
                 140      Doral Financial Corporation                                   5,432
                  50      Everest RE Group, Ltd.                                        3,235
                 130      GreenPoint Financial Corporation                              4,563
                  50      Lehman Brothers Holdings, Inc.                                2,843
                 135      National Commerce Financial Corporation                       3,524
                  65      Northern Trust Corporation                                    3,411
                  65      PNC Financial Services Group                                  3,721
                 145      Staten Island Bancorp, Inc.                                   3,574
                  75      State Street Corporation                                      3,413
                 155      UnumProvident Corporation                                     3,914
                  45      USA Education, Inc.                                           3,731
                  20      XL Capital, Ltd. - Class A                                    1,580
                  60      Zions Bancorporation                                          3,220
                                                                                --------------
                                                                                       67,280
                                                                                --------------




                See accompanying notes to financial statements.


                 VALENZUELA CAPITAL TRUST - VAL CAP MID CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 91.7% (Continued)
                          HEALTHCARE - 14.3%
                  50      AmerisourceBergen Corporation                         $       3,547
                 210      Apria Healthcare Group, Inc. (a)                              5,439
                  90      Henry Schein, Inc. (a)                                        3,474
                  90      Tenet Healthcare Corporation                                  5,368
                  80      Universal Health Services, Inc. - Class B (a)                 3,904
                                                                                --------------
                                                                                       21,732
                                                                                --------------

                          TECHNOLOGY - 7.8%
                 110      Avnet, Inc.                                                   2,001
                 220      Sanmina Corporation (a)                                       2,987
                 300      Tellabs, Inc. (a)                                             2,964
                 210      Vishay Intertechnology, Inc. (a)                              3,864
                                                                                --------------
                                                                                       11,816
                                                                                --------------

                          TRANSPORTATION - 2.2%
                 220      Southwest Airlines Co.                                        3,265
                                                                                --------------


                          TOTAL COMMON STOCKS - 91.7% (Cost $119,976)           $     138,930
                                                                                --------------

       FACE AMOUNT
      ---------------
                          SHORT TERM MONEY MARKET SECURITIES - 12.8%
            $ 19,349      The Bank of New York Cash Reserve
                            (Cost $19,349)                                      $      19,349
                                                                                --------------

                          TOTAL INVESTMENTS AT VALUE - 104.5% (Cost $139,325)   $     158,279

                          LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5)%               (6,826)
                                                                                --------------

                          NET ASSETS - 100.0%                                   $     151,453
                                                                                ==============



       (a)   Non-income producing security




                See accompanying notes to financial statements.

               VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 83.2%
                          BASIC MATERIALS - 2.1%
                 310      Oregon Steel Mills, Inc. (a)                          $       1,659
                                                                                --------------

                          CAPITAL GOODS - 8.9%
                  38      Alliant Techsystems, Inc. (a)                                 3,210
                 160      Hovnanian Enterprises, Inc. (a)                               1,845
                 120      KEMET Corporation (a)                                         1,975
                                                                                --------------
                                                                                        7,030
                                                                                --------------

                          CONSUMER CYCLICALS - 8.0%
                  10      AnnTaylor Stores Corporation (a)                                219
                  90      Children's Place Retail Stores, Inc. (The) (a)                1,614
                  90      Reebok International, Ltd. (a)                                1,863
                  60      Scholastic Corporation (a)                                    2,610
                                                                                --------------
                                                                                        6,306
                                                                                --------------

                          CONSUMER STAPLES - 11.3%
                  85      Fleming Cos., Inc.                                            2,508
                 115      Ruby Tuesday, Inc.                                            1,805
                 125      Supervalu, Inc.                                               2,529
                  60      Universal Corporation                                         2,002
                                                                                --------------
                                                                                        8,844
                                                                                --------------

                          ENERGY - 3.0%
                 142      Ocean Energy, Inc. (a)                                        2,315
                                                                                --------------

                          FINANCIAL SERVICES - 19.7%
                  60      Alabama National BanCorporation                               1,980
                  60      Area Bancshares Corporation                                   1,020
                  60      Delphi Financial Group, Inc.                                  2,028
                  80      Doral Financial Corporation                                   3,104
                  85      First American Corporation                                    1,721
                  70      FirstFed Financial Corporation (a)                            1,820
                  55      Jefferies Group, Inc.                                         1,815
                  80      Staten Island Bancorp, Inc.                                   1,972
                                                                                --------------
                                                                                       15,460
                                                                                --------------
                          HEALTHCARE - 15.4%
                  95      Apria Healthcare Group, Inc. (a)                              2,461
                  70      Longs Drug Stores Corporation                                 1,904
                 130      Owens & Minor, Inc.                                           2,639
                 160      Perrigo Co. (a)                                               2,424
                  70      Henry Schein, Inc. (a)                                        2,702
                                                                                --------------
                                                                                       12,130
                                                                                --------------


                See accompanying notes to financial statements.



                VALENZUELA CAPITAL TRUST - VAL CAP SMALL CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               SEPTEMBER 30, 2001

                                                                                    MARKET
          SHARES                                                                    VALUE
      ---------------                                                           --------------

                          COMMON STOCKS - 83.2% (Continued)
                          TECHNOLOGY - 3.7%
                  50      EMCOR Group, Inc. (a)                                 $       1,595
                 190      Take-Two Interactive Software, Inc. (a)                       1,343
                                                                                --------------
                                                                                        2,938
                                                                                --------------

                          TRANSPORTATION - 11.1%
                 100      Forward Air Corporation (a)                                   2,354
                 112      Genesee & Wyoming, Inc.  (a)                                  2,520
                 160      UTI Worldwide, Inc.                                           2,400
                 130      Wabtec Corporation                                            1,417
                                                                                --------------
                                                                                        8,691
                                                                                --------------

                          TOTAL COMMON STOCKS - 83.2% (Cost $59,848)            $      65,373
                                                                                --------------

       FACE AMOUNT
      -------------
                          SHORT TERM MONEY MARKET SECURITIES - 12.1%
             $ 9,532      The Bank of New York Cash Reserve
                            (Cost $9,532)                                       $       9,532
                                                                                --------------

                          TOTAL INVESTMENTS AT VALUE - 95.3% (Cost $69,380)     $      74,905

                          OTHER ASSETS IN EXCESS OF LIABILITIES - 4.7%                  3,720
                                                                                --------------

                          NET ASSETS - 100.0%                                   $      78,625
                                                                                ==============


       (a)   Non-income producing security



                See accompanying notes to financial statements.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Valenzuela Capital Trust (the "Trust") was organized as a Delaware business trust on June 22, 1999. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust consists of two series, the Val Cap Mid Cap Fund ("Mid Cap") and the Val Cap Small Cap Fund ("Small Cap") (collectively, the "Funds" and each individually, a "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, each Fund issued in a private placement 5,000 shares of beneficial interest to Valenzuela Capital Partners LLC, (the "Adviser") at $10.00 a share on October 2, 1999. Additionally, the Mid Cap Fund, in a secondary private placement, issued 4,521 shares of beneficial interest to a principal of the Adviser at $11.06 a share on January 17, 2000. The Trust has not yet commenced a public offering of its shares.

     The Mid Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of mid-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of mid-cap U.S. companies with market capitalization from $1 billion to $15 billion.

     The Small Cap Fund's investment objective is capital appreciation primarily through investments in common stocks of small-capitalization companies. The Fund will seek to achieve this objective by investing primarily in the common stock of small-cap U.S. companies with market capitalization less than $1.5 billion.

     SECURITIES VALUATION - The Funds' portfolio securities are valued as of the close of regular trading of the New York Stock exchange, normally 4:00 p.m., Eastern time, on days the exchange is open. The Funds' securities are generally valued at current market prices. If market quotations are not readily available, prices are based on a fair value estimate, determined in accordance with methods approved by the Funds' Board of Trustees. Investments in money market instruments are generally valued at cost plus accrued interest.

     SHARE VALUATION - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Funds. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, have been reimbursed by the Adviser and are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY  TRANSACTIONS - Security  transactions  are accounted for on trade
     date.   The  cost  of   securities   sold  is   determined  on  a  specific
     identification basis.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Funds so qualify and distribute at least 90% of their taxable net income, the Funds (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED - On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



2.   INVESTMENTS

     For the year ended September 30, 2001, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $276,877 and $267,287, respectively, for the Mid Cap Fund and $112,367 and $123,260, respectively, for the Small Cap Fund.

     For federal income tax purposes, the cost of portfolio investments amounted to $139,601 in the Mid Cap Fund and $69,484 in the Small Cap Fund at September 30, 2001. At September 30, 2001, the composition of unrealized appreciation (the excess of market value over tax cost) and unrealized depreciation (the excess of tax cost over market value) was as follows:

                                                 Mid Cap           Small Cap
                                                  Fund               Fund
                                               ----------         ----------
        Gross unrealized appreciation           $22,177            $  8,375
        Gross unrealized depreciation            (3,499)             (2,954)
                                               ----------         ----------
        Net unrealized appreciation             $18,678            $  5,421
                                               ==========         ==========

     The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC (the "Administrator"). Such persons are not paid directly by the Trust for serving in those capacities.

     INVESTMENT ADVISORY AGREEMENT
     Under the terms of an investment advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive fees based on a percentage of the daily average net assets of each Fund. Each Fund pays the Adviser an annual rate of 0.75% of its average daily net assets.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary reimburse each Fund's operating expenses so that each Fund's net expenses do not exceed 1.45% per annum of average daily net assets (the "Expense Cap") until at least October 1, 2010.

                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001



3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     For the year ended September 30, 2001, the Adviser waived its entire advisory fee and paid all of the operating expenses of each of the Funds.

     If at any point during the period prior to October 1, 2004, the operating expenses of either Fund falls below the Expense Cap, the Adviser may recoup fees previously waived or reimbursed so long as the amount of the recouped fees does not 1) cause the applicable Fund's aggregate expenses on an annualized basis to exceed the Expense Cap, and 2) exceed the fees previously waived or reimbursed by the Adviser prior to October 1, 2002. The agreement provides that no such payments shall be made to the Adviser after October 1, 2004. As of September 30, 2001, the amount of waived fees and reimbursed expenses (which includes $100,000 of organization cost for each Fund) that may be recouped by the Adviser in the future, pursuant to the Expense Limitation Agreement, is $321,686 for the Mid Cap Fund and $319,058 for the Small Cap Fund.

     ADMINISTRATION AGREEMENT
     The Administrator supplies executive, administrative and regulatory compliance services to the Funds, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, the Administrator receives a monthly fee from the Funds at an annual rate of .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% of such net assets in excess of $500 million, subject to an aggregate minimum monthly fee of $3,000. During the period prior to which the Funds are publicly offered for sale, the Administrator has agreed to be compensated at a rate of $1,500 per month per Fund. This monthly rate was discounted to $750 per month per Fund through December, 2000. Accordingly, for the year ended September 30, 2001, the Administrator was paid $15,750 with respect to each Fund.

     FUND ACCOUNTING AGREEMENT
     The Administrator calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, the Administrator receives from each Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. Through December 31, 2000, the Administrator had agreed to be compensated at a rate of $2,000 per month per Fund. Additionally, the Administrator has agreed to waive the additional asset-

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                            VALENZUELA CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001


3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     based fee until the Funds are publicly offered for sale. Accordingly, for the year ended September 30, 2001, the Administrator was paid $28,500 with respect to each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by the Administrator in obtaining valuations of such Fund's portfolio securities.

4.   SHAREHOLDER SERVICING PLAN

     The Funds have adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund may incur certain costs related to the servicing of shareholder accounts, generally not to exceed 0.25% of the average daily net assets of each respective Fund. For the year ended September 30, 2001, no expenses related to the Plan were incurred.

5.   FEDERAL TAX INFORMATION (UNAUDITED)

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended September 30, 2001. On December 11, 2000, the Mid Cap Fund declared and paid a short-term capital gain distribution of $2.1377 per share, and the Small Cap Fund declared and paid a short-term capital gain distribution of $3.5458 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year in early 2001.

                    Report of Independent Public Accountants
                    ----------------------------------------



To the Shareholders and Board of Trustees of the Valenzuela Capital Trust:



We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Valenzuela Capital Trust comprising the Val Cap Mid Cap Fund and the Val Cap Small Cap Fund as of September 30, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Valenzuela Capital Trust of as of September 30, 2001, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Arthur Andersen LLP

Cincinnati, Ohio
October 12, 2001

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